FACILITY GUARANTY

FACILITY GUARANTY (this “Guaranty”), dated as of June 21, 2016, by each of the Affiliates of the Borrower listed on the signature pages hereto (each such Person, individually, a “Guarantor” and, collectively, the “Guarantors”) in favor of (a) JPMorgan Chase Bank, N.A., as administrative agent (together with any successor and assign, the “Administrative Agent”) for its own benefit and the benefit of the other Secured Parties, (b) the Secured Parties and (c) the Security Agent (on behalf of and for the benefit of the Administrative Agent and the other Secured Parties, but solely in its role as representative of the Secured Parties in holding and enforcing the Collateral and the Security Documents).

W I T N E S S E T H

WHEREAS, reference is made to that certain Credit Agreement, dated as of October 9, 2015 (as amended, modified, supplemented or restated hereafter, the “Credit Agreement”), among CSC Holdings, LLC (a successor by merger to Neptune Finco Corp.), a Delaware limited liability company (the “Borrower”), the lenders party thereto (the “Lenders”), the Administrative Agent, and the other parties thereto. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Lenders have agreed to make loans and other extensions of credit (collectively, “Loans”) to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.

WHEREAS, each Guarantor acknowledges that it is an integral part of a consolidated enterprise and that it will receive direct and indirect benefits from the availability of the credit facilities provided for in the Credit Agreement and from the making of the Loans by the Lenders.

WHEREAS, the obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Guarantors of a guaranty in the form hereof.  As consideration therefor, and in order to induce the Lenders to make Loans, the Guarantors are willing to execute this Guaranty.

Accordingly, each Guarantor hereby agrees as follows:

SECTION 1.  Guaranty.  Each Guarantor irrevocably and unconditionally guaranties, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, to the Secured Parties, the Administrative Agent and to the Security Agent (on behalf of and for the benefit of the Administrative Agent and the other Secured Parties, but solely in its role as representative of the Secured Parties in holding and enforcing the Collateral and the Security Documents) the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) and performance by the Borrower and the other Guarantors of all Obligations (collectively, the “Guaranteed Obligations”), including all such Guaranteed Obligations which shall become due but for the operation of any Bankruptcy Law. Each Guarantor further agrees that, to the fullest extent permitted by local laws, the Guaranteed Obligations may be extended or renewed, in whole or in part, or increased without notice to or further assent from it, and that it will remain bound upon this Guaranty notwithstanding any extension, renewal or increase of any Guaranteed Obligation.

SECTION 2.  Guaranteed Obligations Not Affected.  To the fullest extent permitted by applicable Law, each Guarantor waives presentment to, demand of payment from, and protest to, any Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of this Guaranty, notice of protest for nonpayment and all other notices of any kind.  To the fullest extent permitted by applicable Law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Security Agent, the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against any Loan Party under the provisions of the Credit Agreement, any other Loan Document or otherwise or against any other party with respect to any of the Guaranteed Obligations, (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guaranty, any other Loan Document or any other agreement, with respect to any Loan Party or with respect to the Guaranteed Obligations, (c) any renewal, extension or acceleration of, or any increase in the amount of the Guaranteed Obligations, (d) the invalidity or unenforceability of the Credit Agreement or any other Loan Documents, (e) the failure to perfect any security interest in, or the release of, any of the Collateral held by or on behalf of the Security Agent, the Administrative Agent or any other Secured Party or (f) the lack of legal existence of any Loan Party or legal obligation to discharge any of the Guaranteed Obligations by any Loan Party for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party.

SECTION 3.  Security.  Each of the Guarantors hereby acknowledges and agrees that the Security Agent and the Secured Parties may (a) take and hold security for the payment of this Guaranty and the Guaranteed Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, the Borrower, other Guarantors or other obligors, in each case without affecting or impairing in any way the liability of any Guarantor hereunder.

SECTION 4.  Guaranty of Payment.  Each of the Guarantors further agrees that this Guaranty constitutes a guaranty of payment and performance when due of all Guaranteed Obligations and not of collection and, to the fullest extent permitted by applicable Law, waives any right to require that any resort be had by the Security Agent, the Administrative Agent or any other Secured Party to any of the Collateral or other security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Security Agent, the Administrative Agent or any other Secured Party in favor of any Loan Party or any other Person or to any other guarantor of all or part of the Guaranteed Obligations.  Any payment required to be made by the Guarantors hereunder may be required by the Security Agent, Administrative Agent or any other Secured Party on any number of occasions and shall be payable to the Security Agent or Administrative Agent (as applicable), for the benefit of the Administrative Agent and the other Secured Parties, in the manner provided in the Credit Agreement and the Intercreditor Agreement (if applicable).

SECTION 5.  No Discharge or Diminishment of Guaranty.  The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise.

Without limiting the generality of the foregoing, the Guaranteed Obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Security Agent, the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under this Guaranty, the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations).

SECTION 6.  Defenses of Loan Parties Waived.  To the fullest extent permitted by applicable Law, each of the Guarantors waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the indefeasible payment in full in cash of the Guaranteed Obligations.  Each Guarantor hereby acknowledges that the Security Agent, the Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Loan Party, or exercise any other right or remedy available to them against any Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent that the Guaranteed Obligations have been indefeasibly paid in full in cash.  Pursuant to, and to the extent permitted by, applicable Law, each of the Guarantors waives any defense arising out of any such election and waives any benefit of and right to participate in any such foreclosure action, even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Loan Party, as the case may be, or any security.  Each Guarantor agrees that it shall not assert any claim in competition with the Security Agent, the Administrative Agent or any other Secured Party in respect of any payment made hereunder in any bankruptcy, insolvency, reorganization or any other proceeding.

SECTION 7.  Agreement to Pay; Subordination.  In furtherance of the foregoing and not in limitation of any other right that the Security Agent, the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each of the Guarantors hereby promises to and will forthwith pay, or cause to be paid, to the Security Agent, the Administrative Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations.  Upon payment by any Guarantor of any sums to the Security Agent, the Administrative Agent or any other Secured Party as provided above, all rights of such Guarantor against any Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations.  If any amount shall erroneously be paid to any Guarantor on account of such subrogation, contribution, reimbursement, indemnity or similar right, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Security Agent or Administrative Agent (as applicable) to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

Any right of subrogation of any Guarantor shall be enforceable solely after the indefeasible payment in full in cash of all the Guaranteed Obligations and solely against the Guarantors and the Borrower, and not against the Secured Parties, and neither the Security Agent, the Administrative Agent nor any other Secured Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any collateral securing or purporting to secure any of the Guaranteed Obligations for any purpose related to any such right of subrogation.

SECTION 8.  Limitation on Guaranty of Guaranteed Obligations.

(a)           In any action or proceeding with respect to any Guarantor involving any state corporate law, any Bankruptcy Law or any other state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, including, without limitation, the Uniform Fraudulent Conveyance Act, Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to the guaranty set forth herein and the obligations of each Guarantor hereunder, if the obligations of such Guarantor under Section 1 hereof would otherwise be determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, in such action or proceeding on account of the amount of its liability under Section 1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Lender, the Security Agent, Administrative Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

(b)           In such circumstances, to effectuate the foregoing, the amount of the liability of each Guarantor hereunder shall be determined without taking into account any liabilities under any other indebtedness of or guarantee by such Guarantor.  For purposes of the foregoing, all indebtedness and guarantees of such Guarantor other than the guarantee under Section 1 hereof will be deemed to be enforceable and payable after the guarantee under Section 1.  To the fullest extent permitted by applicable Law, this Section 8 shall be for the benefit solely of creditors and representatives of creditors of each Guarantor and not for the benefit of such Guarantor or the holders of any equity interest in such Guarantor.  Each Guarantor agrees that Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under this Section 8 without impairing the guaranty contained in Section 1 hereof or affecting the rights and remedies of any Secured Party hereunder.

(c)           Notwithstanding anything to the contrary contained in this Guaranty or any provision of any other Loan Document, if and to the extent, under the Commodity Exchange Act (7 U.S.C. § 1 et seq., as amended from time to time, and any successor statute) (the “Commodity Exchange Act”) or any rule, regulation or order of the Commodity Futures Trading Commission (the “CFTC”) (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract, Swap Contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal (an “Excluded Swap Obligation”), the Guaranteed Obligations of such Guarantor shall not extend to or include any such Excluded Swap Obligation.

SECTION 9.  Representations, Warranties and Covenants of the Guarantors

(a)           Subject to Section 2.22 of the Credit Agreement, each Guarantor represents and warrants to the Secured Parties that on the date hereof and on the date of each extension of credit under the Credit Agreement (other than the Closing Date) (or, if later, the date on which such Guarantor becomes a party to this Guaranty pursuant to Section 15 hereof), the representations and warranties set forth in Article III of the Credit Agreement and the other Loan Documents to which such Guarantor is a party, each of which is incorporated herein by reference, are true and correct in all material respects (or in all respects if qualified by materiality or Material Adverse Effect), on and as of such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if qualified by materiality or Material Adverse Effect), on and as of such earlier date.

(b)           Each Guarantor covenants and agrees with the Secured Parties that, from and after the date of this Guaranty (or, if later, the date such Guarantor becomes a party hereto pursuant to Section 15 hereof) until the payment in full of the Guaranteed Obligations, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that the Borrower has agreed to cause such Guarantor or such Subsidiaries to perform or observe.

SECTION 10.  Enforcement Expenses; Indemnification.

(a)           Each Guarantor agrees to pay or reimburse the Security Agent and Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 1 or otherwise enforcing or preserving any rights under this Guaranty and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel, subject to the limitations set forth in Section 9.05(a) of the Credit Agreement.

(b)           Each Guarantor agrees to pay, and to hold the Security Agent, the Administrative Agent and all Secured Parties, and all Indemnitees pursuant to Section 9.05 of the Credit Agreement, harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guaranty to the extent the Borrower would be required to do so pursuant to Section 9.05 of the Credit Agreement.

(c)           Each Guarantor agrees that the provisions of Section 2.20 of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis, and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

(d)           The agreements in this Section 10 shall survive repayment of the Guaranteed Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

SECTION 11.  Information.  Each of the Guarantors assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

SECTION 12.  Termination; Release.

(a)           This Guaranty (i) shall terminate upon termination of the Commitments, payment in full of the Guaranteed Obligations (other than contingent, unasserted indemnification obligations and obligations and liabilities under Treasury Services Agreements and Swap Contracts not due and payable) and the expiration or termination of all Letters of Credit (other than Letters of Credit that are Cash Collateralized or back-stopped by a letter of credit in form, amount and substance reasonably satisfactory to the applicable L/C Issuer) and (ii) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of any Loan Party or otherwise.

(b)           A Guarantor shall be automatically released from its obligations under this Guaranty upon (i) the sale or disposition of all equity interest of such Guarantor to a Person other than the Borrower or a Guarantor or (ii) the consummation of any other transaction permitted by the Credit Agreement as a result of which such Guarantor becomes an Excluded Subsidiary.

SECTION 13.  Binding Effect; Several Agreement; Assignments.  Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Guaranty shall bind and inure to the benefit of each of the Guarantors and its respective successors and assigns.  This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns, and shall inure to the benefit of the Administrative Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be void), except as expressly permitted by this Guaranty or the Credit Agreement.  This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 14.  Waivers; Amendment.

(a)           The rights, remedies, powers, privileges, and discretions of the Administrative Agent hereunder and under applicable Law (herein, the “Administrative Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which they would otherwise have.  No delay or omission by the Administrative Agent in exercising or enforcing any of the Administrative Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof.  No waiver by the Administrative Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement.  No single or partial exercise of any of the Administrative Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Administrative Agent and any Person, at any time, shall preclude the other or further exercise of the Administrative Agent’s Rights and Remedies.  No waiver by the Administrative Agent of any of the Administrative Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  The Administrative Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Administrative Agent may determine.  The Administrative Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Guaranteed Obligations.  No waiver of any provisions of this Guaranty or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by Section 14(b) hereof, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in the same, similar or other circumstances.

(b)           Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Administrative Agent and a Guarantor or the Guarantors with respect to whom such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 15.  Additional Guarantors.  Each Person that becomes a party to this Guaranty shall become a Guarantor as defined in the Credit Agreement for all purposes of this Guaranty upon execution and delivery by such Person of a Joinder Agreement in the form of Annex I hereto.  The obligations of a Guarantor executing and delivering a Joinder Agreement shall be subject to such limitations as are mandated under applicable laws in addition to the limitations set forth in Section 8 and set out in the relevant Joinder Agreement.

SECTION 16.  Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations; provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 16 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 16, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The obligations of each Qualified ECP Guarantor under this Section 16 shall remain in full force and effect until the Guaranteed Obligations are paid in full (other than contingent, unasserted indemnification obligations and obligations and liabilities under Treasury Services Agreements and Swap Contracts not due and payable), the expiration or termination of all Letters of Credit (other than Letters of Credit that are Cash Collateralized or back-stopped by a letter of credit in form, amount and substance reasonably satisfactory to the applicable L/C Issuer) and the termination of Commitments.

Each Qualified ECP Guarantor intends that this Section 16 constitute, and this Section 16 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. For purposes of this Guaranty, a Guarantor shall qualify as a “Qualified ECP Guarantor” with respect to any Swap Obligation, if it has total assets exceeding $10,000,000 at the time its guarantee thereof becomes effective with respect to such Swap Obligation or if such Guarantor otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 17.  Copies and Facsimiles.  This instrument and all documents which have been or may be hereinafter furnished by the Guarantors to the Administrative Agent may be reproduced by the Administrative Agent by any photographic, microfilm, xerographic, digital imaging, or other process.  Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).  Any facsimile or other electronic transmission which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile or other electronic transmission had been delivered to the party which or on whose behalf such transmission was received.

SECTION 18.  Governing Law.  THIS GUARANTY AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 19.  Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement; provided, that communications and notices to the Guarantors may be delivered to the Borrower on behalf of each of the Guarantors.

SECTION 20.  Survival of Agreement; Severability.

(a)           All covenants, agreements, indemnities, representations and warranties made by the Guarantors herein and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty, the Credit Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the execution and delivery of this Guaranty, the Credit Agreement and the other Loan Documents and the making of any Loans by the Lenders, regardless of any investigation made by the Administrative Agent or any other Secured Party or on their behalf, and shall continue in full force and effect until terminated as provided in Section 12 hereof.

(b)           In the event any provision of this Guaranty should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which come as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 21.  Counterparts.  This Guaranty may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Guaranty by facsimile transmission or by other electronic transmission (including “.pdf’ or “.tif’) shall be as effective as delivery of a manually signed counterpart of this Guaranty.

SECTION 22.  Rules of Interpretation.  The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Guaranty.

SECTION 23.  Jurisdiction; Consent to Service of Process.

(a)           Each of the Guarantors hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or the other Loan Documents (other than with respect to actions taken by the Security Agent and any other Secured Party in respect of rights under any Security Document governed by any law other than New York law or with respect to any Collateral subject thereto), or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Guaranty shall affect any right that the Administrative Agent, the Security Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Guaranty or the other Loan Documents against a Guarantor or its properties in the courts of any jurisdiction if required to realize upon the Collateral as determined in good faith by the Person bringing such action or proceeding.

(b)           Each of the Guarantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or the other Loan Documents in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)           Each party to this Guaranty irrevocably consents to service of process in the manner provided for notices in Section 19 hereof.  Nothing in this Guaranty will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

SECTION 24.  Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 24.

SECTION 25.  Judgment Currency.  Each Guarantor agrees that the provisions of Section 9.21 of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis, and the Security Agent, the Administrative Agent and each other Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Guarantors have duly executed this Guaranty as of the day and year first above written.

1047 E 46TH STREET CORPORATION

151 S. FULTON STREET CORPORATION

2234 FULTON STREET CORPORATION

CABLEVISION LIGHTPATH CT LLC

CABLEVISION LIGHTPATH NJ LLC

CABLEVISION LIGHTPATH, INC.

CABLEVISION OF BROOKHAVEN, INC.

CABLEVISION OF LITCHFIELD, INC.

CABLEVISION OF WAPPINGERS FALLS, INC.

CABLEVISION SYSTEMS BROOKLINE CORPORATION

CABLEVISION SYSTEMS NEW YORK CITY CORPORATION

CSC ACQUISITION – MA, INC.

CSC ACQUISITION CORPORATION

CSC OPTIMUM HOLDINGS, LLC

CSC TECHNOLOGY, LLC

LIGHTPATH VOIP, LLC

NY OV LLC

OV LLC

WIFI CT-NJ LLC

WIFI NY LLC

A-R CABLE SERVICES – NY, INC.

[Signature Page to Facility Guaranty]

CABLEVISION OF SOUTHERN WESTCHESTER, INC. PETRA CABLEVISION CORP. TELERAMA, INC.

By:
Name:
Title:

[Signature Page to Facility Guaranty]

CABLEVISION SYSTEMS BROOKLINE CORPORATION Managing General Partner of CABLEVISION OF OSSINING LIMITED PARTNERSHIP

By:
Name:
Title:

[Signature Page to Facility Guaranty]

ACKNOWLEDGED AND AGREED
as of the date first above written:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name
Title

[Signature Page to Facility Guaranty]

Annex I to
Facility Guaranty

JOINDER AGREEMENT, dated as of _____________, 20__, made by ____________________, a __________ corporation (the “Additional Guarantor”), in favor of (a) JPMorgan Chase Bank, N.A., as administrative agent (together with any successor and assign, the “Administrative Agent”) for its own benefit and the benefit of the other Secured Parties, (b) the Secured Parties and (c) the Security Agent (on behalf of and for the benefit of the Administrative Agent and the other Secured Parties, but solely in its role as representative of the Secured Parties in holding and enforcing the Collateral and the Security Documents).  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Credit Agreement, dated as of October 9, 2015 (as amended, modified, supplemented or restated hereafter, the “Credit Agreement”), among CSC Holdings, LLC (a successor by merger to Neptune Finco Corp.), a Delaware limited liability company (the “Borrower”), the Lenders party thereto (the “Lenders”), the Administrative Agent and the other parties thereto. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement;

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Guarantor) have entered into the Guaranty, dated as of [_____] (as amended, supplemented replaced or otherwise modified from time to time, the “Guaranty”) in favor of the (a) Administrative Agent for its own benefit and the benefit of the other Secured Parties, (b) the Secured Parties and (c) the Security Agent (on behalf of and for the benefit of the Administrative Agent and the other Secured Parties, but solely in its role as representative of the Secured Parties in holding and enforcing the Collateral and the Security Documents);

WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guaranty; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Joinder Agreement in order to become a party to the Guaranty;

NOW, THEREFORE, IT IS AGREED:

1.           Guaranty.  By executing and delivering this Joinder Agreement, the Additional Guarantor, as provided in Section 15 of the Guaranty, hereby becomes a party to the Guaranty as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.  The Additional Guarantor hereby represents and warrants that, subject to any supplements to the Loan Document schedules attached hereto as Annex A [and Section 2.22 of the Credit Agreement], each of the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents to which such Guarantor is a party, in each case as they relate to such Guarantor, each of which is incorporated herein by reference, are true and correct in all material respects (or in all respects if qualified by materiality or Material Adverse Effect) on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (or in all respects if qualified by materiality or Material Adverse Effect), on and as of such earlier date, provided that each such reference in each such representation and warranty to any Borrower’s knowledge shall, for the purposes of this Section 1, be deemed to be a reference to such Guarantor’s knowledge.

Annex I-1

2.           GOVERNING LAW.  THIS JOINDER AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR OTHER CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.           Successors and Assigns.  This Joinder Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Additional Guarantor may not assign, transfer or delegate any of its rights or obligations under this Joinder Agreement without the prior written consent of the Administrative Agent and any such assignment, transfer or delegation without such consent shall be null and void.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Annex I-2

Annex A to
Joinder Agreement

Loan Document Schedule Supplements

 Annex I-3